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                                                                    EXHIBIT 10.3

                                            *** CERTAIN CONFIDENTIAL INFORMATION
                                            CONTAINED IN THIS DOCUMENT
                                            (INDICATED BY ASTERISKS) HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION PURSUANT TO A REQUEST FOR
                                            CONFIDENTIAL TREATMENT UNDER 17
                                            C.F.R. SECTIONS 200.80(B)(4), 200.83
                                            AND 230.406.

                               AMENDMENT NO. 1 TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                         THE UNIVERSITY OF MISSOURI AND
                                 SANTARUS, INC.

         This Amendment No. 1 (the "Amendment") to the Exclusive License Agreement dated January 26, 2001 (the "License") between The Curators of the University of Missouri (the "University") and Santarus, Inc. ("Santarus") is made as of February 21, 2003 (the "Effective Date").

                                    RECITALS

         WHEREAS, the University and Santarus desire to amend certain terms of the License as set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. AMENDMENT OF ARTICLE 15. Article 15 (including Sections 15.1 and 15.2) of the License is hereby amended in its entirety to read as follows:

                  "15. Project Status Reports.              ***

                                      ***
                                      ***
                                      ***
                                      ***                               Such
                  progress report shall also include any material deviations from the Schedule of Events attached as Exhibit C."

         2. AMENDMENT OF EXHIBIT C. Exhibit C to the License is hereby replaced in its entirety with the revised Schedule of Events set forth on Exhibit A hereto.

         3. ACKNOWLEDGMENT. The University acknowledges and agrees that, as of the Effective Date, Santarus has used commercially reasonable efforts to develop and manufacture Licensed Products in accordance with Exhibit C of the License and has to date otherwise satisfied all of the requirements of Section
5.1 of the License. In addition, the University waives any obligation on the part of Santarus arising prior to the Effective Date to

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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adhere to, or notify the University of any material deviations from, the
Schedule of Events in the original Exhibit C to the License.

         4.       MISCELLANEOUS.

                  a. Except for the amendments set forth herein, all other terms and conditions of the License shall remain in full force and effect.

                  b. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License.

                  c. This Amendment will be interpreted and construed in accordance with the laws of the State of *** , excluding any choice of law rules that would direct the application of the laws of another jurisdiction.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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IN WITNESS WHEREOF, both the University and Santarus have executed this
Amendment as of the date set forth above.

SANTARUS, INC.

By: /s/ Gerald T. Proehl
    -----------------------------------

Name: Gerald T. Proehl

Title: President and CEO

THE CURATORS OF THE UNIVERSITY OF MISSOURI

By: /s/ Thomas R. Sharpe
    -----------------------------------

Name:  Thomas R. Sharpe, Ph.D.
Title: Executive Director Office of Technology & Special Projects
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                                    EXHIBIT A

                                       ***
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                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
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                                    Exhibit C

                               Schedule of Events

                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.